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                                AMENDMENT TO
                          FUND PARTICIPATION AGREEMENT

The Fund Participation Agreement dated the 1st day of January, 1997 by and between MONY Life Insurance Company of America, a life insurance company organized under the laws of the State of Arizona and MONY Life Insurance Company, a life insurance company organized under the laws of the State of New York; and each of DREYFUS VARIABLE INVESTMENT FUND, THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., DREYFUS LIFE AND ANNUITY INDEX FUND, INC. (d/b/a DREYFUS STOCK INDEX FUND), and DREYFUS INVESTMENT PORTFOLIOS is hereby amended as of May 15, 2002.

(1) Section 1.12 is deleted in its entirety and replaced with the following
Section 1.12:

1.12 "Separate Account" shall mean MONY America Variable Account L and/or MONY America Variable Account A, separate accounts established by MONY Life Insurance Company of America in accordance with laws of the State of Arizona and/or MONY Variable Account L and/or MONY Variable Account A established by MONY Life Insurance Company in accordance with the laws of the State of New York.

(2) Exhibit A is hereby deleted in its entirety and replaced with the revised Exhibit A attached hereto.

(3) In Section 5.2, the last paragraph was deleted in its entirety and replaced with the revised Section 5.2 as follows:

5.2 "Except as provided herein, all other expenses of each Participating Fund, including but not limited to production expenses of any Participating Fund materials, including the cost of printing a Participating Fund's Prospectus, created by Participating Fund and expenses of distributing Participating Fund materials to existing Insurance Company Contractholders and Participants, shall not be borne by Insurance Company."

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement as of the date first written above.

                                    MONY LIFE INSURANCE COMPANY OF AMERICA

                                    By:
                                       --------------------------------------

                                    Title:
                                          -----------------------------------

Attest:
        -------------------

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                                    MONY LIFE INSURANCE COMPANY

                                    By:
                                       --------------------------------------

                                    Title:
                                          -----------------------------------

Attest:
        ---------------
                                    DREYFUS VARIABLE INVESTMENT FUND

                                    By:
                                       --------------------------------------

                                    Title:
                                          -----------------------------------

Attest:
        ---------------

                                    DREYFUS LIFE AND ANNUITY INDEX FUND, INC.
                                    (d/b/a DREYFUS STOCK INDEX FUND)

                                    By:
                                       --------------------------------------

                                    Title:
                                          -----------------------------------

Attest:
        ---------------

                                    DREYFUS INVESTMENT PORTFOLIOS

                                    By:
                                       --------------------------------------

                                    Title:
                                          -----------------------------------

Attest:
        ---------------

                                    THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
                                    FUND, INC.

                                    By:
                                       --------------------------------------

                                    Title:
                                          -----------------------------------

Attest:
        ---------------

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                                    EXHIBIT A

                           LIST OF PARTICIPATING FUNDS

FUND NAMES                                      SHARE CLASS

Dreyfus Variable Investment Fund
   Small Company Stock Portfolio                Initial Class Shares
   Appreciation Portfolio                       Initial Class Shares
   International Value Portfolio                Initial Class Shares

Dreyfus Stock Index Fund                        Initial Class Shares

The Dreyfus Socially Responsible Growth
  Fund, Inc.                                    Initial Class Shares

Dreyfus Investment Portfolios
  Small Cap Stock Index Portfolio               Service Class Shares